UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 14, 2005
Date of Report (Date of earliest event reported):
GASCO ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-26321	98-0204105

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8 Inverness Drive East,
Suite 100, Englewood,
Colorado 80112
(Address of principal executive offices) (Zip Code)
(303) 483-0044
Registrant’s telephone number, including area code
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 7.01 Regulation FD Disclosure.
     On November 14, 2005, Gasco Energy, Inc. issued a press release announcing a public offering of its common stock, which is incorporated herein by reference to Exhibit 99.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Number	Description

99.1	Press release announcing public offering of common stock.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASCO ENERGY, INC.

By:	/s/ W. King Grant

W. King Grant
Executive Vice President and
Chief Vice President
November 14, 2005

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Index to Exhibits
     (c) Exhibits.

Number	Description

99.1	Press release announcing public offering of common stock.

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